                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      March 13, 2002
                                                ---------------------------

                        TeraForce Technology Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                0-11630                   76-0471342
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)          Identification No.)




 1240 East Campbell Road, Richardson, Texas                      75081
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (469) 330-4960
                                                  ------------------------------

ITEM 5.  OTHER EVENTS.

         On March 13, 2002 the Company issued the press released attached as exhibit 10.1 concerning the settlement of certain litigation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A


     (c) Exhibits:

         Exhibit           Description of Exhibit
         -------           ----------------------
         99.1              Press release issued March 13, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TeraForce Technology Corporation
                                      --------------------------------------
                                                  (Registrant)


Date:   March 15, 2002                 By: /s/ Herman M. Frietsch
     ------------------------             ----------------------------------
                                                  (Signature)

                                      Herman M. Frietsch
                                      Chairman of the Board and CEO

                                  EXHIBIT INDEX


         Exhibit           Description of Exhibit
         -------           ----------------------
         99.1     Press Release issued March 13, 2002